CONFORMED COPY



         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A WHO IS PURCHASING THIS NOTE FOR HIS/HER OR ITS OWN ACCOUNT OR FOR THE ACCOUNTS OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 FOR ANY SUCH ACCOUNT, OR (B) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

                          SUBORDINATED PROMISSORY NOTE

                                                              September 23, 1998


         FOR VALUE RECEIVED, the undersigned, Agrilink Foods, Inc., a Delaware corporation (the "Company"), promises to pay, but subject nevertheless to all of the provisions hereof, to the order of Dean Foods Company, a Delaware corporation, at its offices at 3600 North River Road, Franklin Park, Illinois, or at such other office within the United States of America as the holder hereof may from time to time in writing appoint, the principal sum of $30,000,000 on November 22, 2008. However, in the event that the aggregate amount of credit available under the Bank Credit Agreement is increased above $700,000,000 to finance directly or indirectly, or in contemplation of the financing of, an acquisition by the Company of the assets, stock or business of another, then the Company shall redeem this note if, or as soon as, this note may be redeemed without breaching the terms of or creating a default under the terms of the Senior Indebtedness described in clause (ii) of the definition of that term. The Company promises to pay interest at such office on the balance of principal from time to time outstanding and unpaid hereon (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) (i) for the period from the date hereof until November 22, 2003 at the rate of five
(5) percent per annum and (ii) for the period from and after November 23, 2003 and until payment in full thereof at the rate of ten (10) percent per annum, such interest to be due and payable quarterly in arrears on the last day of each calendar quarter in each year (commencing December 31, 1998) and on the final maturity date of this note (the "Interest Payment Dates"). Interest accruing on this note through the period ending November 22, 2003 shall be payable solely and only through the issuance by the Company to the holder hereof on each Interest Payment Date of a subordinated promissory note in the amount of the interest then due and payable, each such subordinated promissory note to be identical to this note except for the date thereof and the principal amount thereof. Interest accruing thereafter shall be due and payable in

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cash on each Interest  Payment Date.  Interest  shall  continue to accrue hereon notwithstanding the occurrence of any Event of Default (as hereinafter defined).

         This note may be prepaid in whole or in part (but if in part, in a minimum amount of $100,000) at any time without premium or penalty.

         This note is subordinate and junior in right of payment to all Senior Indebtedness of the Company, whether now existing or hereafter arising, on and subject to the terms and conditions hereinafter set forth.

         The term "Senior Indebtedness" shall mean and include all of the following obligations of the Company, in each instance, whether now existing or hereafter arising:

                   (i) all indebtedness, obligations and liabilities of the Company under or with respect to that certain Credit Agreement dated as of September 23, 1998 by and among the Company, certain guarantors, Harris Trust and Savings Bank as Administrative Agent, Bank of Montreal as Syndication Agent and the from time to time lenders party thereto, all as the same may from time to time be amended, modified or restated (the "Bank Credit Agreement") (including without limitation all liabilities of the Company with respect to the principal of and interest (including interest accruing subsequent to the filing of a petition in bankruptcy or insolvency at the rate specified in the documents relating to such Senior Indebtedness, whether or not such interest is no longer permitted to be enforced against the obligor under applicable law) on all loans made and letters of credit issued thereunder) and all liabilities of the Company under any credit facility replacing the credit facility provided for in such Credit Agreement, provided that the aggregate principal amount of loans and face amount of letter of credit liabilities constituting Senior Indebtedness under this clause (i) shall not exceed $700,000,000 at any one time outstanding; and

                  (ii) all  indebtedness,  obligations  and  liabilities  of the
         Company arising under or with respect to that certain Senior Subordinated Credit Agreement dated as of September 23, 1998 by and among the Company, certain guarantors, Warburg Dillon Read LLC as Arranger and Syndication Agent, UBS Ag Stamford Branch as Administrative Agent and the Lenders from time to time party thereto, including without limitation all liabilities in respect of the principal of and interest (including interest accruing subsequent to the filing of a petition in bankruptcy or insolvency at the rate specified in the documents relating to such Senior Indebtedness, whether or not such interest is no longer permitted to be enforced against the obligor under applicable law) on loans made thereunder and all indebtedness issued to renew, refund, refinance or replace such loans or consisting of so called "payment in kind" obligations issued in payment of

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         interest  thereon,  all as the same may from  time to time be  amended, modified or restated, provided that the principal amount of loans constituting Senior Indebtedness under this clause (ii) shall not exceed $200,000,000 at any one time outstanding plus the amount of any such "payment in kind" obligations issued in payment of interest on the foregoing; and

                 (iii) all obligations of the Company pursuant to interest rate swap agreements, interest rate cap agreements and other similar agreements or arrangements designed to protect the Company against fluctuations in interest rates, each computed net of amounts due the Company from the same counterparty of contracts of the foregoing types of a type which are permitted to be netted under the Bankruptcy Code.

         In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof to the creditors of the Company or upon any indebtedness of the Company, occurring by reason of liquidation, dissolution or other winding up of the Company or by reason of execution sale, receivership, insolvency, bankruptcy, reorganization, arrangement or other proceedings or the reorganization or readjustment of the Company or its debts or properties then, and in such event, all Senior
Indebtedness shall be paid and satisfied in full before any payment or distribution of any kind or character, whether in cash, property or securities, shall be made on or in respect of the principal of or interest on this note and in any such event, any such payment, dividend or distribution which shall be made upon or in respect hereof shall be paid over to the holders of Senior Indebtedness (but subject to any priorities between them, such that if any Senior Indebtedness is subordinated in right of payment to any other Senior Indebtedness, all amounts which shall otherwise be payable to the holder of the subordinate claim shall instead be paid to the holders of the claims which are superior thereto) for application on such Senior Indebtedness, until such Senior Indebtedness has been fully paid and satisfied, and in the event that this note is declared due and payable prior to its expressed maturity the holder of this note shall be entitled to the payment of principal and interest only after there shall first have been paid in full all Senior Indebtedness outstanding at the time this note so became due and payable or which thereafter arises.

         During the continuance of any default in the payment when due (whether by lapse of time, acceleration or otherwise) in the payment of the principal of, interest on or any other amount in respect of Senior Indebtedness, or in the event an event of default occurs with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof, then and in any such event, and until such default in payment or event of default shall have been cured or waived by the holders of the Senior Indebtedness in question or shall have ceased to exist, no payment of principal and interest shall be made hereon and no other payment (whether in respect of the redemption retirement, purchase or other acquisition of the indebtedness

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evidenced by this note) shall be made; provided, however, that (i) the foregoing shall not prohibit the holder hereof from receiving additional subordinated notes in payment of interest hereon as and to the extent provided for by the first paragraph of this note and (ii) the foregoing shall not require the holder hereof to return any amount paid to it by the Company hereunder if, at the time of receipt of such payment by the holder, it did not have actual knowledge of the occurrence of one of the foregoing events prohibiting payment to it. Any holder of Senior Indebtedness may notify the holder of the occurrence of any event prohibiting payment hereunder by delivering such notice to the holder by personal service or by telecopy, with such notice to be given to the holder hereof at its address as shown herein directed to the attention of Eric Blanchard, and if given by telecopy sent to the following number directed to the attention of Mr. Blanchard: (847) 233-5501. The present and any successive holder of this note may change the address to which such notice may be sent by written notice to the agent and/or trustee for the holders of the Senior Indebtedness described in clauses (i) and (ii) hereof and to any other holder of Senior Indebtedness that has requested the holder in writing to receive such notices.

         Any one or more of the following shall constitute an "Event of Default" hereunder:

                   (a) default in the payment of the principal of this note when due on its scheduled maturity date or default in the payment when due of interest payable by the Company hereunder and the continuance of such default in the payment of interest for 30 days after notice thereof to the Company from the holder hereof;

                   (b) the failure of the Company to issue a subordinated promissory note to the holder hereof in payment of interest hereon as and when required by the first paragraph of this note and the continuance of such failure for 30 days after notice thereof to the Company from the holder hereof;

                   (c) the acceleration of the maturity of any Senior Indebtedness described in clauses (i) or (ii) of the definition of the term "Senior Indebtedness" or the acceleration of the maturity of any other Senior Indebtedness having an aggregate principal amount of $10,000,000 or more;

                   (d) the Company becomes insolvent or bankrupt or bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or laws for the relief of debtors are instituted against the Company and are not dismissed within 60 days after such institution or a decree or order of a court having jurisdiction in the premises for the appointment of a trustee or receiver or custodian for the Company or for the major party of its property is entered and the trustee or receiver or custodian appointed pursuant to such decree or order is not discharged within 60 days after such appointment; or



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                   (e) the Company shall institute  bankruptcy,  reorganization, arrangement, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or laws for the relief of debtors or shall consent to the institution of such proceedings against it by others or to the entry of any decree or order or adjudging it bankrupt of insolvent or approving as filed any petition seeking reorganization under any bankruptcy or similar law or shall apply for or shall consent to the appointment of a receiver or trustee or custodian for the major part of its property or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they mature or shall take any corporate action in contemplation or in furtherance of any of the foregoing purposes.

         Upon the occurrence of and during the continuance of any Event of Default described in clauses (a)-(c) of the foregoing paragraph, the holder hereof may, by written notice to the Company, declare the principal of and interest on this note to be immediately due and payable; provided, however, that no payment may be made hereon, and the holder may take no steps to enforce or compel payment hereof, unless and until all Senior Indebtedness has been fully paid and satisfied. If any Event of Default described in clauses (d) or (e) of the immediately preceding paragraph occurs, this note shall be and become immediately due and payable without notice of any kind, but no payment may be made hereon and no steps may be taken to compel payment hereof unless and until all Senior Indebtedness has been fully paid and satisfied.

         Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash or cash equivalents equal to the amount of such Senior Indebtedness then outstanding. However, if pursuant to a bankruptcy or insolvency proceeding involving the Company, the holders of Senior Indebtedness receive securities of the Company as reorganized and the plan of reorganization provides for the issuance of securities to the holder of this note, then such holder may receive and retain such securities if the same are subordinated in right of payment to the prior payment in full of the securities which the holders of Senior Indebtedness receive to substantially the same extent as, or to a greater extent than, this note is subordinated to Senior Indebtedness.

         Nothing contained in this note is intended to or shall impair as between the Company and its creditors, other than the holders of Senior Indebtedness, the obligations of the Company, which are otherwise absolute and unconditional, to pay to the holder hereof the principal of and interest on this note as and when the same becomes due and payable in accordance with its terms or otherwise affect the relative rights of the holder of this note and creditors of the Company other than holders of Senior Indebtedness.

         The holder of this note by its acceptance thereof agrees that it shall have no right to offset the obligations of the Company under this note against any obligation of such holder owing to

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the  Company  and the  Company  agrees that it shall have no right to offset any obligation of the holder of this note to the Company against the obligations of the Company under this note.

         The Company promises to pay reasonable attorneys' fees and court costs of the holder hereof in enforcing payment of this note; provided, however, that such costs shall be subordinated in right of payment to the prior payment in full of Senior Indebtedness on the terms hereinabove set forth.

         This note shall be construed in accordance with and governed by the laws of the State of Illinois.

                                               AGRILINK FOODS, INC.


                                               By   /s/ Earl L. Powers
                                                    Its V.P.

         For value received, the undersigned hereby absolutely and unconditionally guarantees the payment of the within note when due and all extensions and renewals thereof and all expenses (including reasonable attorneys' fees and legal expenses) incurred in the collection thereof and agrees that the holder of said note may from time to time extend or renew said note for any period and grant any releases, compromises or indulgences with respect to said note, all without notice to or consent of the undersigned and without affecting the liability of the undersigned hereunder. The liability of the undersigned hereunder shall, however, be subject and subordinate in right of payment to the prior payment in full of all obligations of the undersigned under any guarantee by it of any Senior Indebtedness to the same extent and with the same force and effect as this note is subordinated to the prior payment of Senior Indebtedness.

                                              PRO-FAC COOPERATIVE, INC.



                                              By   /s/ Earl L. Powers
                                                   Its V.P.